Exhibit 10.1

FIRST AMENDMENT

TO

LICENSE AGREEMENT

Between

Arizona Science and Technology Enterprises LLC,
dba Arizona Technology Enterprises,
ASU SkySong, 1475 N. Scottsdale Rd., Suite 200
Scottsdale, AZ  85257-3538

(hereinafter referred to as “AZTE”)

and

HELICOS BIOSCIENCES CORPORATION,
One Kendall Square, Ste. B2002,
Cambridge, MA 02139, USA

(hereinafter referred to as “HELICOS”)

PREAMBLE

AZTE and HELICOS are parties to that certain License Agreement having an effective date of March 16, 2005 (the “License Agreement”).  HELICOS and AZTE now desire to amend the License Agreement as set forth in this amendment agreement (this “Amendment”) effective as of August 23, 2011.  Accordingly, AZTE and HELICOS agree as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.   Definitions

Capitalized terms used but not defined in this Amendment shall have the meaning provided in the License Agreement.

2.   Amendment of License Agreement

2.1                                 Section 1 of the License Agreement shall be amended by adding the following new text to the end of Section 1:

“1.13                     “Amendment Effective Date” shall mean August 23, 2011.

1.14                           “Expanded Field” shall mean any and all activities that fall within the scope of, or constitute the practice of, the Licensed Patents, but that are not included within the Field, including without limitation, nucleic acid sequencing-by-synthesis performed without reliance on detection of optically-labeled nucleotides.”

2.2                                 Section 1.2 of the License Agreement shall be amended by adding the following text to the end of Section 1.2:

“HELICOS has one HELICOS Affiliate existing as of the Amendment Effective Date, a wholly-owned subsidiary named Helicos Biosciences Securities Corporation.  Notwithstanding the foregoing,[***].”

2.3                                 Section 2.1 shall be amended by adding the following new text to the end of the last sentence in Section 2.1:

“and, as of the Amendment Effective Date, in the Expanded Field.  Without limiting the foregoing grant of rights, and for avoidance of doubt, the parties acknowledge and agree that the license granted in this Section 2.1 conveys to HELICOS an exclusive right and license under the Licensed Patents, to the full extent of the entire scope of all claims within the Licensed Patents, in all fields of use as of the Amendment Effective Date.”

2.4                                 Section 2.2 shall be amended by deleting such Section in its entirety and replacing it with the following new text:

“HELICOS shall promptly provide AZTE with a complete copy of any sublicense granted under this Agreement, irrespective of whether such sublicense was granted before, or is granted after, the Amendment Effective Date. Commencing on the Amendment Effective Date, HELICOS may grant a sublicense under this Agreement only if it has given written notice to AZTE of the proposed terms and conditions of that sublicense at least ten days prior to entering into such sublicense (and, solely with respect to agreements entered into in connection with the settlement of a legal proceeding, obtained AZTE’s prior written consent, which consent shall not be unreasonably withheld or delayed).

2.5                                 Section 2 shall be further amended by adding the following text as a new Section 2.3:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

HELICOS hereby unconditionally waives and releases AZTE with respect to any and all claims and causes of action of any nature, known or unknown, foreseen or unforeseen, sounding in tort or contract, under common law or otherwise, at law or in equity, that HELICOS has, may have, or could have against AZTE relating to, arising from or in connection with, directly or indirectly, AZTE’s interactions with any third parties prior to the Amendment Effective Date relating to a possible grant of a license, covenant not to sue, or similar rights in the Expanded Field.

2.6                                 Section 3.1(d) shall be amended by deleting such Section in its entirety and replacing it with the following new text:

“(d)                           Subject to allocation as set forth in Section 3.1(d)(C) below if applicable, HELICOS shall pay to AZTE:

(A)                              As to amounts received in consideration for rights granted to the Licensed Patents in the Field [***] revenue received by HELICOS and HELICOS Affiliates, including, without limitation, any [***]; and

(B)                                As to amounts received in consideration for rights granted in a Covered Transaction (as hereinafter defined in this Section 3.1(d)(B)), (i) the [***] in connection with [***]; and (ii) [***] revenue received, by HELICOS and HELICOS Affiliates including, without limitation, [***]; provided however, that in the event [***], then prior to the [***], HELICOS shall [***].

As used in Section 3.1(d)(B), Covered Transaction shall mean any transaction (or series of related transactions) whatsoever that includes a conveyance of rights to any Licensed Patent [***] and/or to any HELICOS Patent (as hereinafter defined in Section 3.1(d)(C)), including without limitation, any license, sublicense, cross-license, or assignment, or any merger, acquisition, sale or similar change of control transaction of HELICOS or a HELICOS Affiliate (a merger, acquisition, sale or similar change of control transaction of HELICOS or a HELICOS Affiliate is hereinafter a “Change of Control Transaction”).  All consideration conveyed in connection with a Covered Transaction shall be subject to clause (i) of Section 3.1(d)(B), including without limitation, [***].  The parties acknowledge and agree, for the avoidance of doubt, that [***] shall be [***].

(C)                                If HELICOS (i) enters into a transaction with a third party that triggers an obligation of HELICOS to make a payment to AZTE under Section 3.1(d)(A) or clause (ii) of Section 3.1(d)(B), and such transaction conveys rights to one or more patent applications or patents owned or controlled by HELICOS and that are not part of the Licensed Patents (the “HELICOS Patents”), and, in the case of a Change of Control Transaction, also transfers assets to the third party in addition to the Licensed Patents and the HELICOS Patents (“Non-Patent Assets”), or (ii) recovers any amounts in connection with the settlement of a legal proceeding, where either (a) the legal proceeding, at the time of the recovery, includes both a claim that a third party has infringed any Licensed Patent and a claim that a third party has infringed a HELICOS Patent, or (b) where the settlement includes both a grant of any license or other rights

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

under a Licensed Patent and a grant of any license or other rights under a HELICOS Patent, irrespective of whether the legal proceeding itself, at the time of the recovery, includes both a claim that a third party has infringed any Licensed Patent and a claim that a third party has infringed a HELICOS Patent (each such transaction, recovery, or settlement referred to hereinafter as a “Patent Recovery Event”), then all of the consideration received in connection with that Patent Recovery Event shall be allocated between the HELICOS Patents (and, in the case of a Change of Control Transaction, the Non-Patent Assets), on the one hand, and the Licensed Patents, on the other hand, based on their relative value in the Patent Recovery Event, taking into account factors that one would reasonably determine to be relevant under the circumstances, which may include some or all of the following factors (along with any other relevant factors not listed herein): (1) the priority date of the relevant patents, (2) whether one party’s patent(s) dominate the other party’s patent(s) with respect to subject matter that is relevant to current or planned commercial activities, (3) the anticipated length of the remaining patent life of the relevant patents, (4) the geographic scope of the relevant patents, (5) with respect to a settlement referenced in clause (ii) of this Section 3.1(d)(C), the amount resulting from the infringing conduct that is specifically attributable either to the HELICOS Patents or the Licensed Patents and (6) in the case of a Change of Control Transaction, the reasonable value of the Non-Patent Assets (which shall be added to the reasonable value of the HELICOS Patents for purposes of determining their combined value relative to the Licensed Patents for purposes of the allocation described in this Section 3.1(d)(C)). There shall be no allocation made under this Section 3.1(d)(C) for any recovery of a judgment entered in a legal proceeding where such recovery is subject to Section 6.1.  Any allocation between the Licensed Patent and the HELICOS Patents of the consideration received in connection with a Patent Recovery Event, for example, in a license agreement or settlement agreement entered into by HELICOS and a third party, shall not be considered in determining the allocation to be made under this Section 3.1(d)(C).  [***] in connection with a [***].  HELICOS and AZTE shall negotiate in good faith towards an allocation of value as set forth above promptly following the consummation of a relevant Patent Recovery Event.  If HELICOS and AZTE are unable to agree upon a reasonable allocation within thirty (30) days thereafter (such period being subject to extension as the parties may agree), then the determination shall be resolved in accordance with the process set forth in Appendix B attached hereto and incorporated herein by reference.  For avoidance of doubt, the parties acknowledge and agree that [***], and shall [***].”

2.7                                 Section 3.1 shall be further amended by adding the following text as a new Section 3.1(e):

“(e)                            For avoidance of doubt, the parties acknowledge and agree that, pursuant to Section 3.1(d) and Section 6.1(a), HELICOS shall pay up to a maximum of [***] in the aggregate [***].  All payments [***] in immediately available funds [***].  Once HELICOS has paid AZTE the total amount of [***], HELICOS shall have [***].”

2.8                                 Section 3.1 shall be further amended by adding the following text as a new Section 3.1(f):

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

“(f)                              All fees, payments, and royalties paid by HELICOS under this Agreement shall be non-refundable, non-recoverable, and non-creditable [***] for any reason whatsoever, including without limitation, the outcome of any proceeding, litigation, or challenge concerning the Licensed Patents.

2.9                                 Section 6.1 shall be amended by deleting such Section in its entirety and replacing it with the following new text:

“Each party shall notify the other promptly in writing upon becoming aware of any third-party infringement of any Licensed Patent.  HELICOS shall have the sole and exclusive first right, but not the obligation, at its expense and using counsel of its choice, to initiate a legal proceeding in respect of any such third-party infringement of any Licensed Patent, including without limitation, any infringing activity that occurred prior to the Amendment Effective Date.  If HELICOS initiates any such legal proceeding, HELICOS shall not make any admission or concession that any Licensed Patent (or any claim of any Licensed Patent) is invalid or unenforceable, without obtaining AZTE’s prior written consent (which consent may be withheld for any reason so long as it would not require HELICOS to serve a pleading that violates Rule 11 of the Federal Rules of Civil Procedure).  At the reasonable request of HELICOS, AZTE hereby agrees to be named as a plaintiff in any such legal proceeding if required for HELICOS to maintain such legal proceeding under applicable law at the sole expense of HELICOS.  HELICOS shall not enter into any settlement of any legal proceeding subject to this Section 6 without the prior written consent of AZTE, which consent shall not be unreasonably withheld or delayed.  HELICOS shall indemnify AZTE for any liability, damage, loss, fees, costs, or expenses awarded or imposed against, or incurred by, AZTE (including its parent ASU Foundation), Arizona Board of Regents or Arizona State University, or directors, regents, officers or employees of any of the foregoing (including all awards or judgments, whether arising from cross claims, counterclaims, third-party claims or otherwise, and whether in the same or different proceeding from the one initiated or prosecuted by HELICOS), arising out of, in connection with, or relating to any such legal proceeding, and all reasonable out-of-pocket attorneys’ fees incurred in connection with any such proceeding.  Notwithstanding the generality of the foregoing, the parties acknowledge and agree, for the avoidance of doubt, that the indemnification obligation set forth in this Section 6.1 shall not include an obligation to indemnify any person or entity for any diminution of the value of any Licensed Patent.  AZTE shall reasonably cooperate with and provide all assistance reasonably requested by HELICOS in any legal proceeding initiated by HELICOS hereunder; provided that HELICOS pays AZTE for any reasonable costs and expenses incurred by AZTE or otherwise due in connection with providing such assistance, such as any reasonable, out-of-pocket legal fees incurred by AZTE or its parent or affiliates arising or resulting from any such proceeding.  Any damages, costs, awards, fees or recoveries paid by any third party in connection with any legal proceeding initiated or prosecuted at HELICOS’s expense (whether by way of settlement or otherwise) shall be divided between HELICOS and AZTE as follows:

(a)                                  As to (i) any legal proceeding that includes a claim that a third party has infringed any Licensed Patent in the Expanded Field (irrespective of whether that legal proceeding

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

also includes a claim that a third party has infringed any HELICOS Patent or any Licensed Patent within the Field), which claim has not been involuntarily dismissed pursuant to a contested dispositive motion or voluntarily dismissed with the prior written consent of AZTE, or (ii) any settlement or other disposition of a legal proceeding that includes a grant of any license or other rights under any Licensed Patent within the Expanded Field (irrespective of whether the legal proceeding itself includes allegations of activities within the Expanded Field, and irrespective of whether the settlement or other disposition involves a grant of any license or other rights under any HELICOS Patent or any Licensed Patent within the Field), AZTE shall receive [***] paid in the aggregate [***], with the sole and exclusive exception of any amounts expressly allocated only to HELICOS Patents in one or more judgments on the merits entered other than through an agreement of the parties to the legal proceeding; [***].  As provided in Section 3.1(e), HELICOS shall have no obligation to pay to AZTE more than [***] in the aggregate [***].

(b)                                 As to all damages, costs, awards, fees or recoveries paid by any third party in connection with any legal proceeding initiated or prosecuted at HELICOS’s expense [***], (i) HELICOS shall recover an amount equal to all out-of-pocket legal fees and expenses incurred or payable in connection with prosecuting or defending the Licensed Patents in such legal proceeding (including amounts that have already been paid and amounts that are contingent on a certain result or that otherwise become due and payable in connection with the resolution of the matter, but not including legal fees paid by HELICOS to or for the benefit of AZTE or its related entities in connection with such legal proceeding under this Section 6.1); and (ii) of the remainder, subject to any allocation provided for in Section 3.1(d)(C), HELICOS shall receive [***] and AZTE shall receive [***]; provided, however, that if, in connection with the resolution of such legal proceeding, HELICOS grants a license, a covenant not to sue, or similar ongoing rights under any of the Licensed Patents to such third party, or is acquired by such third party in a Change of Control Transaction, then (a) HELICOS shall receive [***] of all amounts that are payable within ninety (90) days after the closing of such transaction (including obtaining all shareholder and governmental approvals required in connection therewith); and (b) HELICOS shall receive [***] and AZTE shall receive [***] of all such proceeds as they become payable in connection with such transaction after such ninety (90) day period.

(c)                                  The parties acknowledge and agree, for avoidance of doubt, that any damages, costs, awards, fees or recoveries paid by any third party in connection with any single legal proceeding initiated or prosecuted at HELICOS’s expense (whether by way of settlement or otherwise) that involves activities that are within the Expanded Field and activities that are within the Field shall be shared by the parties [***].  The parties further acknowledge and agree, for avoidance of doubt, that (i) no amounts recovered by HELICOS from a judgment in a legal proceeding that is otherwise subject to this Section 6.1, and in which all of the Licensed Patents asserted in such legal proceeding were found to be invalid, unenforceable or not infringed, shall be [***], (ii) all amounts recovered by HELICOS from a judgment in a legal proceeding that is otherwise subject to this Section 6.1, and in which all of the HELICOS Patents asserted in such legal

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

proceeding were found to be invalid, unenforceable or not infringed, [***] and (iii) any amounts allocated to one or more Licensed Patents in a judgment from a legal proceeding that is otherwise subject to this Section 6.1 [***], and any amounts allocated to one or more HELICOS Patents in such judgment [***].

2.10                           Section 7 shall be amended by adding the following text as a new Section 7.5:

“The licenses granted under this Agreement may be terminated by AZTE in the event HELICOS (or any entity or person acting on its behalf) initiates any proceeding or otherwise asserts any claim challenging the validity, patentability, or enforceability of any Licensed Patent in any court, administrative agency, or other forum.”

2.11                           The following text shall be added to the Agreement as a new Appendix B:

“Appendix B

(i)                                     Arbitration will be conducted in New York, New York under the rules of the American Arbitration Association then in effect for the resolution of commercial disputes, except as modified herein.  The parties will appoint a panel of three (3) arbitrators, one to be selected by HELICOS, one to be selected by AZTE, and one to be selected by mutual agreement.  If HELICOS and AZTE are unable to agree on a third arbitrator, the arbitrator will be chosen by the mutual agreement of the two arbitrators selected by the parties.

(ii)                                  Within thirty (30) days after such matter is referred to arbitration, each party will provide the arbitrators with its proposed allocation, together with a written memorandum in support of such proposed allocation (not to exceed 5000 words), including its analysis of the relevant factors, as well as documentary evidence in support thereof and the arbitrators shall promptly provide each party’s proposed allocation, analysis and evidence to the other party.

(iii)                               Within thirty (30) days after a party submits its proposed materials to the arbitrators, the other party shall have the right to respond thereto (but neither party may change its proposed allocation). The response (not to exceed 3000 words) and any material in support thereof shall be provided to the arbitrators and the other party.

(iv)                              The arbitrators shall have the right to meet with the parties as necessary to inform the arbitrators’ determination.  Within thirty (30) days of the receipt by the arbitrators of both parties’ responses, the arbitrators shall select the proposed allocation that most accurately reflects the relative value of the HELICOS Patents and the Licensed Patents in the Patent Recovery Event.  The arbitrators must select an allocation that was proposed by one or the other of the parties; the arbitrators may not combine or otherwise modify the parties’ proposed allocations.  Upon selection of an allocation by the arbitrators, such allocation shall be binding and enforceable on the parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(v)                                 The arbitrators shall be directed to make their decision within one hundred and eighty (180) days after the date on which the parties were obligated to arbitrate the allocation issue.”

3.   Effect of Amendment; Confirmation of Terms

3.1                                 This Amendment shall constitute an amendment of the License Agreement entered into in accordance with Section 9.5 of the License Agreement.

3.2                                 Except as expressly set forth herein, the License Agreement shall continue in full force and effect, in accordance with the terms and conditions set forth therein.

4.   Confidentiality

4.1                                 AZTE and HELICOS agree that the content of this Amendment shall be treated confidentially by both AZTE and HELICOS in accordance with the requirements of Article 10 of the License Agreement, subject to any requirements of the Arizona public records laws applicable to AZTE or ASU.  Notwithstanding the foregoing, AZTE consents to the filing of this Amendment by HELICOS with the Securities and Exchange Commission.

5.   Notices

Any notice required or permitted to be given under this Agreement shall be considered properly given if sent by mail, facsimile, or courier delivery to the respective address of each party as follows:

If to HELICOS:	HELICOS BIOSCIENCES CORPORATION One Kendall Square, Suite B2002 Cambridge, MA 02139, U.S.A. Attn: President Fax: 617-264-1700

If to AZTE:	Arizona Technology Enterprises ASU SkySong 1475 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85257-3538 Attn: CEO and General Counsel Fax: 480-884-1984

Agreed as of August 23, 2011:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

HELICOS BIOSCIENCES CORP.			ARIZONA TECHNOLOGY ENTERPRISES

By:	/s/ Ivan Trifunovich		By:	/s/ Augustine Cheng
	Name:	Ivan Trifunovich		Name:	Augustine Cheng
	Title:	President & Chief Executive Officer		Title:	Chief Executive Officer
	Date:	August 23, 2011		Date:	August 23, 2011

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.